================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           THE E. W. SCRIPPS COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               E. W. SCRIPPS LOGO

                           THE E. W. SCRIPPS COMPANY
                               312 WALNUT STREET

                             CINCINNATI, OHIO 45202

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1997

                               ------------------

TO THE SHAREHOLDERS OF THE E. W. SCRIPPS COMPANY

     The Annual Meeting of the Shareholders of The E. W. Scripps Company (the "Company") will be held at the Queen City Club, Cincinnati, Ohio, on Monday, May 12, 1997 at 10:00 a.m., local time, for the following purposes:

          1. To elect ten persons to serve as directors for the ensuing year;

          2. To adopt the 1997 Long-Term Incentive Plan;

          3. To amend the 1994 Non-Employee Directors' Stock Option Plan;

          4. To adopt the 1997 Deferred Compensation and Stock Plan for Directors; and

          5. To transact such other business as may properly come before the meeting.

     The board of directors has fixed the close of business on March 18, 1997 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournments thereof.

     We encourage you to attend the meeting and vote your shares in person. If you plan to attend the meeting and need special assistance because of a disability, please contact the corporate secretary's office.

     It is important that your shares be represented at the meeting. Please sign, date and promptly mail the enclosed proxy card in the envelope provided, even if you plan to attend the meeting in person. Returning your executed proxy card will not affect your right to attend the meeting and vote your shares in person.

     By order of the board of directors,

                                          M. DENISE KUPRIONIS
                                          Corporate Secretary

March 28, 1997

                           THE E. W. SCRIPPS COMPANY
                               312 WALNUT STREET

                             CINCINNATI, OHIO 45202

                               ------------------

                                PROXY STATEMENT

                              1997 ANNUAL MEETING
                                  MAY 12, 1997

     This proxy statement, which together with the accompanying notice, proxy, and annual report is being mailed to shareholders on or about March 28, 1997, is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of The E. W. Scripps Company, an Ohio company (the "Company"), to be held on Monday, May 12, 1997.

     The close of business on March 18, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     On March 1, 1997, the Company had outstanding 61,591,461 Class A Common Shares, $.01 par value per share ("Class A Common Shares"), and 19,333,711 Common Voting Shares, $.01 par value per share ("Common Voting Shares"). Holders of Class A Common Shares are entitled to elect the greater of three or one-third of the directors of the Company but are not entitled to vote on any other matters except as required by Ohio law. Holders of Common Voting Shares are entitled to elect all remaining directors and to vote on all other matters requiring a vote of shareholders. Each Class A Common Share and Common Voting Share is entitled to one vote upon matters on which such class of shares is entitled to vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     A board of ten directors is to be elected, three by the holders of Class A Common Shares voting separately as a class and seven by the holders of Common Voting Shares voting separately as a class. In the election, the nominees receiving the greatest number of votes will be elected. All directors will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified.

     Each proxy for Class A Common Shares executed and returned by a holder of such shares will be voted for the election of the three directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Each proxy for Common Voting Shares executed and returned by a holder of such shares will be voted for the election of the seven directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Although the board of directors does not contemplate that any of the nominees hereinafter named will be unavailable for election, in the event that any such nominee is unable to serve, the proxies will be voted for the remaining nominees and for such other person(s), if any, as the board may propose.

     Under Ohio law, if notice is given by any holder of Common Voting Shares or Class A Common Shares, as the case may be, to the president, a vice president or the secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires that the voting for election of directors by such class of shares be cumulative, and if an announcement of the giving of such notice is made upon the convening of such meeting by the chairman or secretary or by or on behalf of the shareholder giving such notice, then each shareholder of such class entitled to vote at the Annual Meeting shall have the right to cumulate such voting power as he or she possesses at such election and to give one nominee a number of votes equal to the number of directors to be elected by such class multiplied by the number of shares of such class he or she holds, or to distribute his or her votes on the same basis among two or more of the nominees to be elected by such class, as such shareholder sees fit.

     The following table sets forth certain information as to each of the nominees for election to the board of directors.

                                    DIRECTOR           PRINCIPAL OCCUPATION OR OCCUPATIONS/BUSINESS
           NAME              AGE     SINCE                    EXPERIENCE FOR PAST FIVE YEARS
---------------------------  ---    --------    -----------------------------------------------------------
                         NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON SHARES
Daniel J. Meyer (1)          60       1988      Chairman since January 1, 1991 and Chief Executive Officer since April 24, 1990 of Cincinnati Milacron Inc. (a
                                                manufacturer of metal working and plastics processing
                                                machinery and systems).
Nicholas B. Paumgarten       51       1988      Managing Director of J.P. Morgan & Co. Incorporated since
                                                February 10, 1992 (an investment banking firm).
Ronald W. Tysoe (2)          43       1996      Vice Chairman and Chief Financial Officer of Federated De-
                                                partment Stores, Inc. since April 1990.

                         NOMINEES FOR ELECTION BY HOLDERS OF COMMON VOTING SHARES
John H. Burlingame (3)       63       1988      Executive Partner since 1982 of Baker & Hostetler LLP (law firm).
William R. Burleigh (4)      61       1990      Chief Executive Officer of the Company since May 1996,
                                                President of the Company since August 1994, Chief Operating
                                                Officer from May 1994 to May 1996, Executive Vice President from March 1990 through May 1994 and Senior Vice Presi-
                                                dent/Newspapers and Publishing from September 1986 to March
                                                1990.
Lawrence A. Leser (5)        61       1977      Chairman of the Company since August 1994 and Chief Exec-
                                                utive Officer from July 1985 to May 1996.
Charles E. Scripps (6)       77       1946      Chairman of the Executive Committee of the Company since
                                                August 1994 and Chairman of the Board of Directors of the
                                                Company from 1953 to August 1994.
Paul K. Scripps (7)          51       1986      Chairman since December 1989 of a subsidiary of the Com-
                                                pany.
Robert P. Scripps (8)        79       1949      A Director of the Company since 1949.
Julie A. Wrigley             48         (9)     Chairman and CEO of Wrigley Management Inc. since 1995,
                                                Assistant to the President/CEO of Wm. Wrigley Jr. Company
                                                since 1994 and Investment Advisor & Manager of Wrigley
                                                Family Trusts and Estates since 1977.

---------------

(1) Mr. Meyer is a director of Cincinnati Milacron Inc., Star Banc Corp. and Hubbell Incorporated (manufacturer of wiring and lighting devices).

(2) Mr. Tysoe is a director of Federated Department Stores, Inc.

(3) Mr. Burlingame is a trustee of The Edward W. Scripps Trust.

(4) Mr. Burleigh is a director of Ohio National Financial Services Company (a mutual insurance and financial services company).

(5) Mr. Leser is a director of Union Central Life Insurance Company and of AK Steel Holding Corporation (a steel manufacturer).

(6) Mr. Charles E. Scripps is Chairman of the Board of Trustees of The Edward W. Scripps Trust and the brother of Robert P. Scripps.

(7) Mr. Paul K. Scripps serves as a director of the Company pursuant to an agreement between The Edward W. Scripps Trust and John P. Scripps. See "Certain Transactions -- John P. Scripps Newspapers."

(8) Mr. Robert P. Scripps is a trustee of The Edward W. Scripps Trust and the brother of Charles E. Scripps.

(9) Mrs. Wrigley is a nominee for election as director.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The board held four regularly scheduled and two special meetings during 1996. Each director of the Company attended all of these meetings, except one director who was unable to attend one special meeting.

COMMITTEES

     The board of directors of the Company has an executive committee, an audit committee, a compensation committee and an incentive plan committee.

     Charles E. Scripps, Lawrence A. Leser, William R. Burleigh and John H. Burlingame are the members of the executive committee. The executive committee exercises all of the powers of the board in the management of the business and affairs of the Company between board meetings, except the power to fill vacancies on the board or its committees. The executive committee held five meetings in 1996. Each member of the executive committee attended each of the meetings that he was required to attend, except one member who was unable to attend one meeting.

     Daniel J. Meyer, Nicholas B. Paumgarten and Ronald W. Tysoe are the members of the audit committee, which nominates the independent auditors each year, reviews the audit plans of both the internal and independent auditors, evaluates the adequacy of and monitors compliance with corporate accounting policies, and reviews the Company's annual financial statements. The internal and independent auditors have unrestricted access to the audit committee. The audit committee held three meetings during 1996. Each member of the audit committee attended each of the meetings that he was required to attend.

     Daniel J. Meyer, Ronald W. Tysoe, Charles E. Scripps and John H. Burlingame are the members of the compensation committee, which oversees all compensation matters relating to the Company's senior executives. The compensation committee held six meetings during 1996. Each member of the compensation committee attended each of the meetings that he was required to attend.

     Daniel J. Meyer and Ronald W. Tysoe, two of the Company's independent directors, are the members of the incentive plan committee, which approves all awards under the Company's Long-Term Incentive Plan and approves all performance based bonus awards for the Company's senior executives. This committee held two meetings during 1996. Each member of the incentive plan committee attended these meetings.

COMPENSATION OF DIRECTORS

     During 1996, each director elected by the holders of Class A Common Shares received an annual fee of $22,000, and an additional $2,000 for each meeting that he attended of the board of directors or a committee thereof on which he served. Additionally, for each committee of which he was chairman, such director received an annual fee of $3,000. Directors elected by the holders of the Common Voting Shares, with the exception of Mr. Charles E. Scripps and Mr. Lawrence A. Leser, did not receive any compensation for services as directors or committee members.

     Mr. Scripps received a fee for his services as Chairman of the Executive Committee at the annual rate of $50,000. Mr. Scripps does not receive any additional fees for his attendance at board and committee meetings.

     Mr. Leser retired from the Company on May 31, 1996. Upon his retirement, he entered into a consulting agreement with the Company under which he receives a fee for services as Chairman of the Board of Directors at the annual rate of $250,000. In 1996, the actual fee paid to Mr. Leser for such services was $145,833. Mr. Leser does not receive any additional fees for his attendance at board and committee meetings. As consideration for Mr. Leser's agreement to serve as a consultant to the Company, Mr. Leser was granted a restricted stock award for 50,000 Class A Common Shares.

     Under the Company's Stock Option Plan for Non-Employee Directors, Mr. Tysoe received an initial option award of 5,000 Class A Common Shares when he was elected to the board in May 1996. In connection with the disposition of the Company's cable television business to Comcast Corporation in late 1996, the number of shares underlying this option was adjusted to 8,100 shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to persons known to management to be the beneficial owners, as of March 1, 1997, of more than five percent of the Company's outstanding Class A Common Shares or Common Voting Shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them.

                                                                              COMMON
             NAME AND ADDRESS                    CLASS A                      VOTING
            OF BENEFICIAL OWNER               COMMON SHARES     PERCENT       SHARES       PERCENT
-------------------------------------------   -------------     -------     ----------     -------
The Edward W. Scripps Trust (1)                 32,610,000        52.9%     16,040,000       83.0%
312 Walnut Street
P.O. Box 5380
Cincinnati, Ohio
Jack R. Howard (2)                               3,659,198         5.9%        170,000         .9%
c/o The E. W. Scripps Company
Attn: Corporate Secretary
312 Walnut Street
P.O. Box 5380
Cincinnati, Ohio
Paul K. Scripps and                                189,097          .3%      1,616,113        8.4%
John P. Scripps Trust (3)
625 Broadway, Suite 625
San Diego, California
The Capital Group Companies, Inc. (4)            3,505,900         5.7%             --         --
333 South Hope Street
Los Angeles, California
The Chase Manhattan Bank, Trustee (5)              275,667          .4%        942,000        4.9%
270 Park Avenue, 21st Floor
New York, New York

---------------

(1) Under the Trust Agreement establishing The Edward W. Scripps Trust (the "Trust"), the Trust must retain voting shares sufficient to ensure control of the Company until the final distribution of the Trust estate unless earlier stock dispositions are necessary for the purpose of preventing loss or damage to such estate. The trustees of the Trust are Charles E. Scripps, Robert P. Scripps and John H. Burlingame. The Trust will terminate upon the death of the last to survive of four persons specified in the Trust, the youngest of whom is 73 years of age. Upon the termination of the Trust, substantially all of its assets (including all shares of capital stock of the Company held by the Trust) will be distributed to the grandchildren of Robert Paine Scripps (a son of Edward W. Scripps), of whom there are 28. Certain of these grandchildren have entered into an agreement among themselves, other cousins and the Company which will restrict transfer and govern voting of Common Voting

    Shares to be held by them upon termination of the Trust and distribution of the Trust estate. See "Certain Transactions -- Scripps Family Agreement."

(2) The shares listed for Mr. Howard consist of 3,327,385 Class A Common Shares and 170,000 Common Voting Shares held in an irrevocable trust established for the benefit of Mr. Howard and his wife and of which Mr. Howard and his wife are the sole trustees; and 331,813 Class A Common Shares owned by Mr. Howard's wife. Mr. Howard disclaims any beneficial interest in the shares held by his wife.

(3) See footnote 7 to the table under "Security Ownership of Management."

(4) The Capital Group Companies, Inc. ("Capital"), the parent company of six investment management companies, has filed a Schedule 13G with the Securities and Exchange Commission with respect to the Company's Class A Common Shares. According to the Schedule 13G for the year ended December 31, 1996, Capital Research and Management Company, an investment advisor and wholly owned subsidiary of Capital, beneficially held as of December 31, 1996, 3,165,000 of the outstanding Class A Common Shares of the Company. The remaining shares reported as being beneficially owned by Capital are beneficially owned by other subsidiaries of Capital.

(5) Based on information provided by The Chase Manhattan Bank, the 275,667 Class A Common Shares and 942,000 Common Voting Shares are held in two trusts of which Chemical Bank is the sole trustee. These trusts were established by Jack R. Howard's parents for the benefit of his sister.

SECURITY OWNERSHIP OF MANAGEMENT

     The following information is set forth with respect to the Company's Class A Common Shares and Common Voting Shares beneficially owned as of March 1, 1997, by each director and each nominee for election as a director of the Company, by each named executive, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them.

         NAME OF INDIVIDUAL                                                COMMON
        OR NUMBER OF PERSONS              CLASS A                          VOTING
              IN GROUP                 COMMON SHARES       PERCENT         SHARES         PERCENT
------------------------------------   -------------       -------       ----------       -------
William R. Burleigh (1)                      80,715             *                --           --
John H. Burlingame (2)                          100             *                --           --
Lawrence A. Leser (3)                       130,834             *                --           --
Daniel J. Meyer (4)                           1,000             *                --           --
Nicholas B. Paumgarten (5)                    3,250             *                --           --
Charles E. Scripps (2) (6)                   27,200             *                --           --
Paul K. Scripps (7)                         189,097             *         1,616,113          8.4%
Robert P. Scripps (2)                             0            --                --           --
Ronald W. Tysoe (8)                               0            --                --           --
Daniel J. Castellini (9)                     24,735             *                --           --
Paul F. (Frank) Gardner (10)                 43,077             *                --           --
Craig C. Standen (11)                        15,880             *                --           --
Alan M. Horton (12)                          24,374             *                --           --
All directors and executive
  officers as a group
  (23 persons) (13)                      33,186,982          53.9%       17,656,113         91.3%

---------------

* Shares owned represent less than one percent of the outstanding shares of such class of stock.

 (1) The shares listed for Mr. Burleigh do not include 447,800 Class A Common Shares underlying exercisable options held by him.

 (2) This person is a trustee of the Trust and has the power, together with the other trustees of the Trust, to vote and dispose of the 32,610,000 Class A Common Shares and the 16,040,000 Common Voting Shares of the Company held by the Trust. Messrs. Charles E. Scripps and Robert P. Scripps have a life income interest in the Trust. Mr. Burlingame disclaims any beneficial interest in the shares held by the Trust.

 (3) The shares listed for Mr. Leser do not include 419,400 Class A Common Shares underlying exercisable options held by him.

 (4) The shares listed for Mr. Meyer do not include 8,100 Class A Common Shares underlying an exercisable option held by him.

 (5) The shares listed for Mr. Paumgarten include 2,000 Class A Common Shares held in trusts for the benefit of Mr. Paumgarten's sons, and 850 shares owned by his wife. Mr. Paumgarten is the sole trustee of the aforesaid trusts. Mr. Paumgarten disclaims beneficial ownership of the shares held in such trusts and the shares owned by his wife. The shares listed do not include 8,100 Class A Common Shares underlying an exercisable option held by him.

 (6) The shares listed for Mr. Charles E. Scripps include 500 Class A Common Shares owned by his wife. Mr. Scripps disclaims any beneficial interest in these shares.

 (7) The shares listed for Mr. Paul K. Scripps include 119,520 Common Voting Shares and 400 Class A Common Shares held in various trusts for the benefit of certain relatives of Paul K. Scripps and 100 Class A Common Shares owned by his wife. Mr. Scripps is a trustee of the aforesaid trusts. Mr. Scripps disclaims beneficial ownership of the shares held in such trusts and the shares owned by his wife. The shares listed also include 1,445,453 Common Voting Shares and 188,497 Class A Common Shares held by five trusts of which Mr. Scripps is a trustee. Mr. Scripps is the sole beneficiary of one of these trusts, holding 349,018 Common Voting Shares and 47,124 Class A Common Shares. He disclaims beneficial ownership of the shares held in the other four trusts.

 (8) The shares listed for Mr. Tysoe do not include 8,100 Class A Common Shares underlying an option held by him which will be exercisable on May 9, 1997.

 (9) The shares listed for Mr. Castellini include 1,000 Class A Common Shares owned by his wife. Mr. Castellini disclaims any beneficial interest in these shares. The shares listed for Mr. Castellini do not include 230,300 Class A Common Shares underlying exercisable options held by him.

(10) The shares listed for Mr. Gardner do not include 121,400 Class A Common Shares underlying exercisable options held by him.

(11) The shares listed for Mr. Standen include 180 shares held by Mr. Standen as custodian for the benefit of his children. Mr. Standen disclaims any beneficial interest in these shares. The shares listed for Mr. Standen do not include 109,500 Class A Common Shares underlying exercisable options held by him.

(12) The shares listed for Mr. Horton include 100 shares held jointly with his wife. The shares listed for Mr. Horton do not include 118,400 Class A Common Shares underlying exercisable options held by him.

(13) The shares listed include the 32,610,000 Class A Common Shares and the 16,040,000 Common Voting Shares of the Company owned by the Trust.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

THE COMMITTEE

     This report is submitted by the members of the compensation committee, Messrs. Daniel J. Meyer, Ronald W. Tysoe, Charles E. Scripps and John H. Burlingame. The committee oversees all compensation matters relating to the compensation of the Company's senior executives. All committee actions are reviewed by the board of directors of The E. W. Scripps Company.

     A subcommittee of the compensation committee is the incentive plan committee. This committee discusses and approves awards under the Company's Long-Term Incentive Plan. Mr. Meyer and Mr. Tysoe are the members of the incentive plan committee. All committee actions are reported to the compensation committee and are also reviewed by the Scripps board of directors. (Hereafter the compensation committee and the incentive plan committee are jointly referred to as the "Committee".)

     Mr. Meyer and Mr. Tysoe are independent directors and have no "interlocking" relationships as defined by the Securities and Exchange Commission. Mr. Scripps is Chairman of the Company's Executive Committee and Chairman of the Board of Trustees of The Edward W. Scripps Trust. Mr. Burlingame is the Executive Partner of Baker & Hostetler LLP, which is general counsel to the Company and to The Edward W. Scripps Trust. Mr. Burlingame is also a trustee of the Trust.

PHILOSOPHY

     The E. W. Scripps Company's compensation policy for senior officers and certain other executives is designed to attract and retain a highly-qualified management team. Scripps supports a pay-for-performance program designed to motivate executives to achieve target operating results set forth in the Company's strategic plan and to reward them for accomplishing these targets. This policy encourages coordinated and sustained efforts toward enhancing the Company's performance and maximizing value to shareholders.

     The compensation program is reviewed annually and is comprised primarily of cash compensation, including salary and annual bonus, and grants of restricted stock and non-qualified stock options under the Company's 1987 Long-Term Incentive Plan. The Company believes its compensation policy is fair to both its employees and its shareholders and is competitive within the industry.

COMPONENTS OF THE COMPENSATION PROGRAM

     BASE SALARY

     The Company continues to participate annually in the Towers Perrin Media Industry Compensation Survey (the "Survey") which is widely used in its industry and gives relevant compensation information on executive positions. The Survey provides compensation analyses for executives in the media industry based on revenues, industry segments (e.g., publishing and broadcasting) and market type and size which, along with other data, are used by Scripps to determine the median and other levels of compensation of executives of media companies with profiles comparable to those of the Company.

     The Company strives to place fully competent and high-performing executives at the median level of compensation or higher, dependent upon competitive pressures and exceptional performance, no later than two to three years after attaining their position. Actual base salaries for the CEO and the other named executives during the last fiscal year were consistent with this policy. None of the named executives has an employment contract with the Company.

     In deciding if an annual base salary increase is appropriate for a specific executive, several factors are taken into account. These factors include an examination of the compensation guidelines suggested by the Survey, an evaluation of the responsibilities of the executive's position, consideration of the executive's contributions to the Company during the year and over the course of his employment by the Company, and a review of the Company's overall performance during the year. These performance factors are not assigned specific weights. Rather, the Committee applies its own subjective good judgment in evaluating the aggregate impact of these factors and in making final compensation determinations. In considering salary increases for persons other than the CEO, the Committee also takes into consideration recommendations made by the Chief Executive Officer.

     Each of the named executives was eligible, based on the criteria noted above, for base salary increases effective January 1, 1997. These executives received increases consistent with the Company's compensation philosophy.

     ANNUAL BONUS

     The purpose of the annual bonus program is to support the Company's objective of enhancing value for our shareholders and to offer competitive total compensation for financial performance that meets expectations. The program directly links compensation to Company performance. Participants in the program are senior officers and certain other executives. Two performance measures were utilized in 1996: the achievement of operating cash flow targets and an earnings-per-share target. These performance measures represented 60% and 40% of the executive's maximum bonus opportunity, respectively. The operating cash flow targets for Mr. Gardner and for Mr. Horton were based on their specific areas of responsibility. For the other named executives, the cash flow goal was based on the consolidated operating cash flow target.

     The Company's 1996 annual bonus plan for senior vice presidents allowed for a maximum bonus opportunity of 40% of base salary. Determining if the executive earned the maximum bonus amount was a matter of ascertaining whether or not the preestablished goals were achieved. The annual bonus plan requires that a minimum of 93% of a preestablished goal must be attained before a bonus amount related to that performance measurement can be paid.

     The Company attained its 1996 earnings per share and consolidated operating cash flow goals which resulted in Messrs. Burleigh, Standen and Castellini receiving 100% of their 1996 maximum bonus award. The publishing and broadcasting divisions each attained their operating cash flow goals resulting in Messrs. Gardner and Horton also receiving 100% of their 1996 maximum bonus award.

     The bonus amount is payable on an annual basis, although executives may elect to defer payment of the bonus until retirement or another predetermined date.

     LONG-TERM INCENTIVES

     The Committee continues to endorse the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interest in the enhancement of shareholder value. In 1987, the Company adopted a Long Term-Incentive Plan (the "Plan"). This Plan expires in December of this year. At this year's annual meeting, shareholders will be asked to adopt the 1997 Long-Term Incentive Plan.

     Eligible participants in the Plan include the senior executives and selected corporate executive managers and key employees at the Company's operating units. Although the Plan allows for several different types of stock-based awards, to date only two types of awards have been granted: 1) stock options, which represent a right to purchase the Company's Class A Common Shares at the fair market value per share as of the date the option is granted, and 2) restricted stock awards, which represent Class A Common Shares of the Company which the recipient cannot sell or otherwise dispose of until the applicable restriction period lapses and which are subject to forfeiture.

     Restricted Stock. Generally executives receive restricted stock awards with a three-year vesting period when they first attain an executive position. When executives are promoted to new positions or assume additional responsibility, they may be granted additional restricted stock awards. The grants are intended to increase management's ownership interest in the Company. When awarding the shares of restricted stock, consideration is not given to the total number of shares of restricted stock outstanding.

     In recognition of his promotion, Mr. Burleigh is the only named executive who received a restricted stock award in 1996.

     Stock Options. Generally executives receive a stock option award with their restricted stock award when they first attain an executive position. From 1990 to 1994 the Company also made annual stock option awards to executives. In 1995 and 1996, annual awards were not made because of the proposed disposition of the cable business, which was completed in late 1996.

     In January 1997 Scripps adopted performance-based option grant guidelines. Grants are to be based on an individual review of each participant's performance. Award size is predicated on an executive's past personal achievements, his or her contributions to the business and his or her potential to materially build future shareholder value. Such awards will provide incentive for continuing to build shareholder value and also align the executive's interests with shareholder interests.

     Performance reviews are to take place annually. When awarded, stock options are to be granted at not less than the fair market value of the Company's Class A Common Shares on the date of the grant. Therefore, the stock options have value only if the share price appreciates following the date of the award. This further ties executive compensation to long-term financial performance.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. William R. Burleigh was elected Chief Executive Officer in May 1996. He remains President of the Company, a position to which he was elected in 1994. Effective January 1, 1996, he received a 4.4% increase, which brought his annual base salary to $475,000. He was elected CEO in May 1996. Because of his increased responsibilities, his annual base salary, effective June 1, 1996, was adjusted to $550,000. This base salary amount was below the median level for a CEO in the media industry.

     To recognize his promotion, in May 1996, Mr. Burleigh was granted a restricted stock award of 30,000 shares and a nonqualified stock option award which would have enabled him to purchase 50,000 of the Company's Class A Common Shares at an exercise price of $43.81. In recognition of the fact that the value of the Company's shares was affected by the disposition of the cable business in late 1996, the restricted stock award was adjusted to 48,500 shares and the option award was adjusted to 80,900 shares with an exercise price of $27.20. These adjustments represent the same exchange value that was received by all Scripps shareholders through the disposition of the cable business.

     In December 1996 the Committee reviewed the performance of the Company. Several analysts noted that Scripps was one of the top media performers in 1996. The Committee also recognized that Mr. Burleigh's leadership and personal performance contributed significantly to the Company's success in achieving its financial, operations and strategic goals for 1996. Effective January 1, 1997, his annual base salary was increased to $600,000.

     Mr. Burleigh's maximum bonus opportunity for 1996 was prorated for the time that he was President and COO and for the time that he was President and CEO. As described for the other named executives, determination of whether or not Mr. Burleigh would earn his maximum bonus amount was a matter of ascertaining whether or not the preestablished goals were achieved. As noted above, for fiscal 1996 the Company attained its earnings per share and consolidated operating cash flow goals, which resulted in Mr. Burleigh earning 100% of his maximum bonus potential.

RESPONSE TO OMNIBUS BUDGET RECONCILIATION ACT OF 1993

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid in any one year to a company's chief executive officer and each of its four other most highly compensated executives. In 1994, the stockholders approved amendments to the Company's Long-Term Incentive Plan so that certain performance-based compensation under that plan would comply with the deduction limit. While the Scripps annual bonus plan is based on performance measures of the Company, these measures are not intended to qualify as performance-based under the tax regulations.

     The compensation tables which follow are intended to better enable our shareholders to understand the compensation practices of the Company. We invite shareholder comments, which may be sent to the attention of the Company's Corporate Secretary.

                                          The Compensation Committee

                                          Daniel J. Meyer, Chairman
                                          John H. Burlingame
                                          Charles E. Scripps
                                          Ronald W. Tysoe

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation earned by, paid to and awarded to the Company's chief executive officer, and each of the Company's four other most highly compensated executive officers, during each of the Company's last three fiscal years.

                                                                   LONG-TERM COMPENSATION(1)
                                                                   --------------------------
                                                                             AWARDS
                                                                   --------------------------
                                          ANNUAL COMPENSATION                      SECURITIES
                                                                   RESTRICTED      UNDERLYING      ALL OTHER
           NAME AND                      ---------------------        STOCK         OPTIONS/      COMPENSATION
      PRINCIPAL POSITION        YEAR      SALARY       BONUS       AWARD(S)(2)      SARS(#)           (3)
------------------------------  ----     --------     --------     -----------     ----------     ------------
Lawrence A. Leser (4)           1996     $281,250     $225,000     $2,198,684             0          $    0
Chairman                        1995      675,000      540,000              0             0           4,500
                                1994      650,000      520,000              0        64,700           4,500
William R. Burleigh             1996     $518,750     $355,625     $1,319,200        80,900          $4,500
President and Chief             1995      455,000      227,500              0             0           4,500
Executive Officer(5)            1994      423,333      211,667        180,780        48,500           4,500
Paul F. (Frank) Gardner         1996     $400,000     $160,000              0             0          $4,500
Senior Vice President/          1995      380,000      106,400              0             0           4,500
Broadcasting                    1994      330,000      132,000     $  376,625        40,500           4,500
Daniel J. Castellini            1996     $335,000     $134,000              0             0          $4,500
Senior Vice President/          1995      335,000      134,000              0             0           4,500
Finance and Administration      1994      325,000      130,000              0        32,400           4,500
Craig C. Standen                1996     $335,000     $134,000              0             0          $4,500
Senior Vice President/          1995      325,000      130,000              0             0           4,500
Corporate Development (6)       1994      310,000      103,833     $  210,975        32,400           4,500
Alan M. Horton                  1996     $350,000     $140,000              0             0          $4,500
Senior Vice President/          1995      325,000      130,000              0             0           4,500
Newspapers (7)                  1994      255,938       92,813     $  210,975        32,400           4,500

---------------

(1) In connection with the disposition of the cable television business to Comcast Corporation in 1996, options and restricted stock awards granted under the Company's Long-Term Incentive Plan were adjusted by the compensation committee in accordance with such plan to prevent the dilution or enlargement of rights of the holders of such options and awards. Information in the Summary Compensation Table above with respect to options and restricted stock awards reflects these adjustments.

(2) The aggregate number and value of restricted stock holdings for each named executive officer as of the end of 1996 were as follows: Mr. Leser held 80,834 shares with a value of $2,813,832; Mr. Burleigh held 58,200 shares with a value of $2,025,942; Mr. Gardner held 25,058 shares with a value of $872,269; and Mr. Standen and Mr. Horton each held 12,125 shares, with a value of $422,071 each. Dividends were paid during 1996 on shares of restricted stock held by each named executive officer at a rate of thirteen cents per share per. Mr. Castellini did not hold any restricted stock at December 31, 1996. The value of the restricted stock is based on the fair market value of the Company's shares on December 31, 1996.

(3) Represents compensation paid pursuant to the Company's Retirement and Investment Plan.

(4) Mr. Leser retired as chief executive officer of the Company on May 23, 1996. He retired as an employee of the Company on May 31, 1996. See "Information Concerning the Board of Directors and its Committees -- Compensation of Directors."

(5) Mr. Burleigh was elected chief executive officer of the Company on May 23, 1996. On January 1, 1996, his annual base pay rate was $475,000. Effective June 1, 1996, his annual base pay rate was increased to $550,000.

(6) Mr. Standen was elected an executive officer of the Company in August 1994. Prior to this appointment he was a vice president of a subsidiary of the Company. The compensation reported for 1994 reflects his actual 1994 earnings.

(7) Mr. Horton was elected an executive officer of the Company in May 1994. Prior to this appointment he was a vice president of a subsidiary of the Company. The compensation reported for 1994 reflects his actual 1994 earnings.

OPTION/SAR GRANTS IN 1996

     The following table sets forth certain information regarding options for Class A Common Shares granted in 1996 under the Company's Long-Term Incentive Plan to named executives who participate therein.

                                                                                       POTENTIAL REALIZABLE
                                          INDIVIDUAL GRANTS                                  VALUE AT
                       --------------------------------------------------------           ASSUMED ANNUAL
                         NUMBER OF           % OF                                            RATES OF
                        SECURITIES           TOTAL                                         SHARE PRICE
                        UNDERLYING       OPTIONS/SAR'S     EXERCISE                      APPRECIATION FOR
                       OPTIONS/SAR'S      GRANTED TO       OR BASE      EXPIRA-            OPTION TERM
                          GRANTED          EMPLOYEES        PRICE        TION       --------------------------
        NAME              (#)(1)            IN 1996         ($/SH)       DATE          5%($)         10%($)
--------------------   -------------     -------------     --------     -------     -----------    -----------
William R. Burleigh       80,900              46.6%         $27.20        2006       $1,383,870     $3,506,998

---------------

(1) In recognition of Mr. Burleigh's election as CEO, he was granted a nonqualified stock option for 50,000 of the Company's Class A Common Shares on May 23, 1996. This award will be 100% exercisable on May 23, 1997. In connection with the disposition of the cable television business to Comcast Corporation in 1996, Mr. Burleigh's option for 50,000 shares was adjusted by the compensation committee in accordance with the Company's Long-Term Incentive Plan and accordingly represents an option for 80,900 shares as indicated in the table above.

AGGREGATED OPTION/SAR EXERCISES IN 1996 AND FY-END OPTION/SAR VALUES

     The following table sets forth certain information regarding the number and value of options for Class A Common Shares held by the named executives at December 31, 1996. Two executives exercised options during 1996.

                                                                   NUMBER OF
                                                                   SECURITIES             VALUE OF
                                                                   UNDERLYING           UNEXERCISED
                                                                  UNEXERCISED           IN-THE-MONEY
                                                                OPTIONS/SARS AT       OPTIONS/SARS AT
                                                                  12/31/96(#)           12/31/96($)
                                                                ----------------     ------------------
                            SHARES ACQUIRED        VALUE          EXERCISABLE/          EXERCISABLE/
          NAME              ON EXERCISE (#)      REALIZED        UNEXERCISABLE         UNEXERCISABLE
------------------------    ---------------     -----------     ----------------     ------------------
William R. Burleigh                                               331,900/80,900     $6,397,493/615,649
Paul F. (Frank) Gardner                                               96,400/-0-     $    1,532,293/-0-
Daniel J. Castellini              6,500          $ 159,900           210,300/-0-     $    4,279,526/-0-
Craig C. Standen                 17,800          $ 416,665            89,500/-0-     $    1,731,954/-0-
Alan M. Horton                                                        93,400/-0-     $    1,758,842/-0-

STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Class A Common Shares, assuming an initial investment of $100 as of December 31, 1991, and based on the market prices at the end of each year and assuming reinvestment of dividends, with the cumulative total return of the Standard & Poor's Composite-500 Stock Index and an index based on a peer group of media companies.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

                1991     1992     1993     1994     1995     1996
                ----     ----     ----     ----     ----     ----
S&P 500         $100     $108     $118     $120     $165     $203
-----------------------------------------------------------------
Scripps         $100     $104     $118     $132     $174     $252
-----------------------------------------------------------------
Media Index     $100     $115     $131     $123     $154     $198

---------------

(1) The companies in the peer group index are A.H. Belo Corporation, Gannett Co. Inc., Knight-Ridder, Inc., Lee Enterprises, Inc., The New York Times Company, Times Mirror Company, Tribune Company, and the Washington Post Company. The index is weighted based on market capitalization. The companies included in the peer group were approved by the compensation committee.

(2) The Company's divestiture of its cable television business on November 13, 1996 was treated as a dividend of $19.83 per share that was reinvested in the Company's Class A Common Shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Daniel J. Meyer, Ronald W. Tysoe, Charles E. Scripps and John H. Burlingame are the members of the Company's compensation committee.

     Mr. Charles E. Scripps is chairman of the executive committee of the Company's board of directors.

     Mr. Charles E. Scripps and Mr. Robert P. Scripps are general partners in Jefferson Building Partnership, (the "Jefferson Partnership") which was formed in 1984. The Albuquerque Publishing Company, which is the Company's 50% owned partnership that operates The Albuquerque Tribune under a joint operating agreement, leases the facilities for The Albuquerque Tribune from a partnership controlled in part by the Jefferson Partnership. This lease terminates in 2004. Total rent under the lease for 1996 was approximately $1,866,324. The Albuquerque Publishing Company has an option to purchase the property that is exercisable until 2034. The purchase price will be equal to 7.7 times the basis rent for the lease year in which the property is purchased. The parties to the Albuquerque joint operating agreement lease the land on which the Albuquerque facilities are situated to the Jefferson Partnership under a lease terminating in 2034 and providing for rent of $150,000 per year, subject to certain adjustments for inflation. The Jefferson Partnership has subleased the land to the Albuquerque Publishing Company as part of the facilities lease arrangement described above.

     Mr. Charles E. Scripps and Mr. Burlingame are trustees of The Edward W. Scripps Trust and for 1997 they are expected to continue to serve as trustees. As trustees, Mr. Scripps and Mr. Burlingame share the power, together with one other trustee, to vote and dispose of the 32,610,000 Class A Common Shares and 16,040,000 Common Voting Shares of the Company held by the Trust. Mr. Scripps has a life income interest in the Trust. Mr. Burlingame disclaims any beneficial interest in the shares held by the Trust. See "Security Ownership of Certain Beneficial Owners."

PENSION PLAN

     The Company's executive officers and substantially all other non-union employees of the Company are participants in a non-contributory defined benefit pension plan maintained by the Company (the "Pension Plan"). Contributions to the Pension Plan are based on separate actuarial computations for each business unit and are made by the business unit compensating the particular individual.

                                                  YEARS OF SERVICE
                        --------------------------------------------------------------------
    REMUNERATION        15 YEARS       20 YEARS       25 YEARS       30 YEARS       35 YEARS
--------------------    --------       --------       --------       --------       --------
  300,000...........    $ 55,000       $ 74,000       $ 92,000       $111,000       $129,000
  400,000...........      74,000         99,000        123,000        148,000        173,000
  500,000...........      93,000        124,000        155,000        186,000        216,000
  600,000...........     112,000        149,000        186,000        223,000        260,000
  700,000...........     130,000        174,000        217,000        261,000        304,000
  800,000...........     149,000        199,000        248,000        298,000        348,000
  900,000...........     168,000        224,000        280,000        336,000        391,000
1,000,000...........     187,000        249,000        311,000        373,000        435,000
1,500,000...........     280,000        374,000        467,000        561,000        654,000

     The above table shows the annual normal retirement benefits which, absent the maximum benefit limitations (the "Benefit Limitations") imposed by Section 415(b) of the Internal Revenue Code of 1986, as amended (the "Code"), would be payable pursuant to the Pension Plan upon retirement at age 65 (based upon the 1996 social security integration level under the Pension Plan), pursuant to a straight life annuity option, for employees in the compensation ranges specified and under various assumptions with respect to average final annual compensation and years of credited services.

     In general, the Benefit Limitations limit the annual retirement benefits that may be paid pursuant to the Pension Plan to $120,000 (subject to further cost-of-living increases promulgated by the United States Secretary of the Treasury). The Company supplements payments under the Pension Plan with direct pension payments equal to the amount, if any, by which the benefits that otherwise would be payable under the Pension Plan exceed the benefits that are permitted to be paid under the Benefit Limitations. Annual normal retirement benefits are computed at the rate of 1% of average final annual compensation up to the applicable social security integration level plus 1.25% of average final annual compensation in excess of the social security integration level, multiplied by the employee's years of credited service. An employee's benefits are actuarially adjusted if paid in a form other than a life annuity.

     An employee's average final compensation is the average annual amount of his pensionable compensation (generally salary and bonus, excluding any compensation pursuant to the Medium Term Bonus Plan, the Scripps Retirement & Investment Plan and any other annual or long-term compensation reflected in the Summary Compensation Table) for service during the five consecutive years within the last ten years of his employment for which his total compensation was greatest. The employee's years of credited service equal the number of years of his employment with the Company (subject to certain limitations). As of December 31, 1996, the years of credited service of the individuals named in the cash compensation table are as follows: Mr. Burleigh-40; Mr. Gardner-12; Mr. Castellini-26; Mr. Standen-6; Mr. Horton-26. Mr. Leser retired in May 1996.

     The board of directors of the Company on May 23, 1996 adopted a Selected Officer Retirement Program, the purpose of which is to provide supplemental retirement benefits to certain key employees of the Company who meet the eligibility requirements. Participants in the program must be specifically designated as participants by the compensation committee. As of March 1, 1997, the only designated participants are Mr. Lawrence A. Leser and Mr. William R. Burleigh. The participants begin to receive benefits under the program upon retirement.

                              CERTAIN TRANSACTIONS

SCRIPPS FAMILY AGREEMENT

     General. The Company and certain persons and trusts are parties to an agreement (the "Scripps Family Agreement") restricting the transfer and governing the voting of Common Voting Shares that such persons and trusts may acquire or own at or after the termination of the Trust. Such persons and trusts (the "Signatories") consist of certain grandchildren of Robert Paine Scripps who are beneficiaries of the Trust, descendants of John P. Scripps, and certain trusts of which descendants of John P. Scripps are trustees and beneficiaries. Robert Paine Scripps and John P. Scripps were sons of the founder of the Company.

     If the Trust were to have terminated as of March 1, 1997, the Signatories would have held in the aggregate approximately 88.7% of the outstanding Common Voting Shares as of such date.

     Once effective, the provisions restricting transfer of Common Voting Shares under the Scripps Family Agreement will continue until twenty-one (21) years after the death of the last survivor of the descendants of Robert Paine Scripps and John P. Scripps alive when the Trust terminates. The provisions of the Scripps Family Agreement governing the voting of Common Voting Shares will be effective for a ten (10) year period after termination of the Trust and may be renewed for additional ten (10) year periods pursuant to Ohio law and certain provisions set forth in the Agreement.

     Transfer Restrictions. No Signatory will be able to dispose of any Common Voting Shares (except as otherwise summarized below) without first giving other Signatories and the Company the opportunity to purchase such shares. Signatories will not be able to convert Common Voting Shares into Class A Common Shares except for a limited period of time after giving other Signatories and the Company the aforesaid opportunity to purchase and except in certain other limited circumstances.

     Signatories will be permitted to transfer Common Voting Shares to their lineal descendants or trusts for the benefit of such descendants, or to any trust for the benefit of such a descendant, or to any trust for the benefit of the spouse of such descendant or any other person or entity. Descendants to whom such shares are sold or transferred outright, and trustees of trusts into which such shares are transferred, must become parties to the Scripps Family Agreement or such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement. Signatories will also be permitted to transfer Common Voting Shares by testamentary transfer to their spouses provided such shares are converted to Class A Common Shares and to pledge such shares as collateral security provided that the pledgee agrees to be bound by the terms of the Scripps Family Agreement. If title to any such shares subject to any trust is transferred to anyone other than a descendant of Robert Paine Scripps or John P. Scripps, or if a person who is a descendant of Robert Paine Scripps or John P. Scripps acquires outright any such shares held in trust but is not or does not become a party to the Scripps Family Agreement, such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement. Any valid transfer of Common Voting Shares made by Signatories without compliance with the Scripps Family Agreement will result in automatic conversion of such shares to Class A Common Shares.

     Voting Provisions. The Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a "Required Meeting"). At each Required Meeting, the Company will submit for decision by the Signatories, each matter, including election of directors, that the Company will submit to its shareholders at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him on each matter brought before the meeting. Each Signatory will be bound by the decision reached with respect to each matter brought before such meeting, and, at the related meeting of the shareholders of the Company, will vote his Common Voting Shares in accordance with decisions reached at the meeting of the Signatories.

JOHN P. SCRIPPS NEWSPAPERS

     In connection with the merger in 1986 of the John P. Scripps Newspaper Group ("JPSN") into a wholly owned subsidiary of the Company (the "JPSN Merger"), the Company and The Edward W. Scripps Trust entered into certain agreements discussed below.

     JPSN Board Representation Agreement. The Edward W. Scripps Trust and John
P. Scripps entered into a Board Representation Agreement dated March 14, 1986 in connection with the JPSN Merger. Under this agreement, the surviving adult children of Mr. Scripps who are shareholders of the Company have the right to designate one person to serve on the Company's Board of Directors so long as they continue to own in the aggregate 25% of the sum of (i) the shares issued to them in the JPSN Merger and (ii) the shares received by them from John P. Scripps' estate. In this regard, The Edward W. Scripps Trust has agreed to vote its Common Voting Shares in favor of the person designated by John P. Scripps' children. Pursuant to this agreement, Paul K. Scripps currently serves on the Company's Board of Directors and is a nominee for election at the Annual Meeting. The Board Representation Agreement terminates upon the earlier of the termination of The Edward W. Scripps Trust or the completion of a public offering by the Company of Common Voting Shares.

     Stockholder Agreement. The former shareholders of the John P. Scripps Newspaper Group, including John P. Scripps and Paul K. Scripps, entered into a Stockholder Agreement with the Company in connection with the JPSN Merger. This agreement restricts to certain transferees the transfer of Common Voting Shares received by such shareholders pursuant to the JPSN Merger. These restrictions on transfer will terminate on the earlier of the termination of The Edward W. Scripps Trust or completion of a public offering of Common Voting Shares. Under the agreement, if a shareholder has received a written offer to purchase 25% or more of his Common Voting Shares, the Company has a "right of first refusal" to purchase such shares on the same terms as the offer. On the death of any of these shareholders, the Company is obligated to purchase from the shareholder's estate a sufficient number of the common shares of the

Company to pay federal and state estate taxes attributable to all shares included in such estate; this obligation expires in 2006. Under certain other circumstances, such as bankruptcy or insolvency of a shareholder, the Company has an option to buy all common shares of the Company owned by such shareholder. Under the agreement, stockholders owning 25% or more of the outstanding Common Voting Shares issued pursuant to the JPSN Merger may require the Company to register Common Voting Shares (subject to the right of first refusal mentioned above) under the Securities Act of 1933 for sale at the shareholders' expense in a public offering. In addition, the former shareholders of the John P. Scripps Newspaper Group will be entitled, subject to certain conditions, to include Common Voting Shares (subject to the right of first refusal) that they own in any registered public offering of shares of the same class by the Company. The registration rights expire three years from the date of a registered public offering of Common Voting Shares.

OTHER TRANSACTIONS

     For information concerning certain transactions which involve Mr. Charles
E. Scripps and Mr. Robert P. Scripps, see "Compensation Committee Interlocks and Insider Participation."

     Mr. John H. Burlingame is the executive partner of Baker & Hostetler LLP, which is general counsel to the Company and to The Edward W. Scripps Trust (the "Trust"). Baker & Hostetler LLP performed legal services for the Company and the Trust in 1996 and is expected to perform such services in 1997. In 1996, the Company and the Trust paid approximately $8,400,000 in legal fees to Baker & Hostetler LLP.

     Mr. Nicholas B. Paumgarten is a managing partner of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Morgan Guaranty Trust Company of New York (an affiliate of J.P. Morgan) is a lender to the Company under its Competitive Advance/Revolving Credit Agreement. Another affiliate of J.P. Morgan, J.P. Morgan Securities Inc., has performed investment banking services for the Company in the current year and may again perform investment banking services for the Company.

     Mr. Lawrence A. Leser, chairman of the Company, entered into a loan agreement with the Company in January 1996 pursuant to the Employee Stock Purchase Loan Program. This program is designed to assist key employees in exercising stock options. Mr. Leser borrowed $450,000 at an interest rate of 6.02%, which was the applicable Federal rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as of the day on which the loan was made. In accordance with the terms of the loan program, Mr. Leser agreed to repay the loan within ten years.

                                   PROPOSAL 2
       TO ADOPT THE E. W. SCRIPPS COMPANY'S 1997 LONG-TERM INCENTIVE PLAN

GENERAL

     There will be submitted at the Annual Meeting for action by the holders of the Common Voting Shares a proposal to adopt the 1997 Long-Term Incentive Plan (the "Incentive Plan"). The Company's 1987 Long-Term Incentive Plan expires on December 10, 1997. The board continues to believe that the use of stock-related benefits as part of the Company's compensation package is of great importance in promoting the growth and continued success of the Company and is thus of substantial benefit to the Company and its shareholders. The Company cannot be successful without the ability to attract and retain talented executives, managers and other employees. The Incentive Plan is an effective recruiting tool, as well as a means of promoting long-term commitment to the Company. The proposed Incentive Plan was approved by the board of directors on March 10, 1997.

     No awards relating to the proposed Incentive Plan have been made. If the proposed Incentive Plan is approved by the holders of Common Voting Shares, the Company's incentive plan committee will from time to time consider awards for key employees of the Company under such Plan.

     Administration. The Incentive Plan will be administered by the Company's incentive plan committee (the "Committee"). Subject to the terms of the Incentive Plan, the Committee will be authorized to select persons to participate in the Incentive Plan, determine the form and substance of grants made under the Incentive Plan, and the conditions and restrictions, if any, to which such grants are subject, interpret the Incentive Plan and adopt, amend, or rescind such rules and regulations for carrying out the Incentive Plan.

     Shares Available Under the Incentive Plan. Subject to certain provisions in the Plan, an aggregate of 3,158,700 Class A Common Shares of the Company may be issued pursuant to the Incentive Plan.

     Participation; Award Limitation. Participation in the Incentive Plan will be limited to officers and other key employees of the Company and its subsidiaries selected by the Committee. Directors who are officers of the Company shall be eligible to participate in the Incentive Plan. Directors who are not officers of the Company and directors who are members of the Committee or beneficiaries of The Edward W. Scripps Trust will not be eligible to participate in the Incentive Plan.

     Under the Incentive Plan, the Committee will determine who receives incentive or nonqualified stock options, stock appreciation rights (SARs), restricted or nonrestricted stock awards, performance units, or any combination thereof. In addition, the Committee will determine the number of shares with respect to which incentive or nonqualified stock options, SARs, restricted or nonrestricted stock awards, performance units are to be granted to a participant. The maximum number of shares granted to any single individual in any one calendar year may not exceed 500,000 shares.

     Incentive and Nonqualified Options. The Incentive Plan provides for the grant to eligible participants of incentive stock options, nonqualified stock options, or any combination thereof. The exercise price under any option awarded under the Incentive Plan is required to be not less than 100% of the fair market value of the shares on the date the option is granted.

     Options may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment will be made in cash or in shares previously acquired by the participant or a combination thereof. The fair market value of Class A Common Shares tendered on exercise of options will be determined on the date of exercise. A participant also may exercise his or her options under a "cashless" exercise method involving a brokerage loan or a brokered sale of all or part of the shares underlying the options.

     Pursuant to the Incentive Plan, the Committee will determine the date on which each option may be exercised and whether an option is exercisable in installments. In addition, the Committee may accelerate the time at which any option may be exercised in whole or in part. A participant may exercise an option only if he or she is, and has continuously since the date the option was granted been, an employee of the Company or a subsidiary.

     The Committee will determine the term during which each option may be exercised, but in no event will an option be exercisable in whole or in part in less than one year or, in the case of a nonqualified stock option, more than ten years and one day from the date it is granted or, in the case of an incentive stock option, ten years from the date it is granted.

     Stock Appreciation Rights. Under the Incentive Plan, the Committee has the authority to grant SARs with an option ("Tandem SAR") or independently of options ("Independent SARs").

     Tandem SARs. The exercise of a Tandem SAR will cause an immediate forfeiture of its corresponding option, and the exercise of an option will result in an immediate forfeiture of its corresponding Tandem SAR. A Tandem SAR will expire at the same time as the related option expires. Upon the exercise of a Tandem SAR, the participant will be entitled to a distribution in an amount equal to the difference between the fair market value of a Class A Common Share of the Company on the date of exercise and the exercise price of the option to which the SAR corresponds.

     Independent SARs. An Independent SAR will entitle a participant to receive, with respect to each Class A Common Share as to which the SAR is exercised, the excess of the fair market value of one share on the date of exercise over its fair market value on the date the Independent SAR was granted.

     Performance Units. The Committee may grant performance units on a contingent basis to participants at any time. The Committee will determine the number of performance units granted to a participant, the appropriate period over which performance is to be measured ("performance cycle"), and the dollar value of the performance unit at the time of grant. The value of each unit may be fixed or it may be permitted to fluctuate based on a performance factor. The Committee will establish performance goals that will determine the ultimate value of the performance unit or the number of performance units earned by participants, or both.

     Restricted and Nonrestricted Share Awards. Under the Incentive Plan, the Committee may at any time award shares to participants in such amounts as it determines. Each award of shares will specify the applicable restrictions, if any, on such shares, the duration of such restrictions, and the time or times at which such restrictions will lapse with respect to all or a specified number of shares that are part of the award.

     Termination and Modification of the Incentive Plan. The board of directors of the Company, without further approval of the shareholders, may modify or terminate the Incentive Plan and may suspend, and if suspended, may reinstate any or all of the provisions of the Incentive Plan, except that no modification, suspension or termination of the Incentive Plan may, without the consent of the participant affected, alter or impair any grant previously made under the Incentive Plan.

     The Incentive Plan will commence on May 12, 1997, and terminate on May 11, 2007.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If Class A Common Shares are issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such stock is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (a) upon the sale of such stock a long-term capital gain or loss will be realized in an amount equal to the difference between the option price and the amount realized by the optionee and (b) no deduction will be allowed to the Company for federal income tax purposes. The excess (if any) of the fair market value of the shares on the date of exercise over the option price, however, is includable in alternative minimum taxable income unless the shares are disposed of in the taxable year the option is exercised.

     If Class A Common Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares and
(ii) the Company will be entitled to deduct the amount realized as ordinary income by the optionee if the Company satisfies applicable federal withholding or reporting requirements. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction for the Company.

     Non-Qualified Stock Options. With respect to non-qualified stock options generally, (a) no income is realized by the optionee at the time the option is granted, (b) upon exercise of the option, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the Class A Common Shares on the date of exercise over the option price paid for the shares, and the Company is entitled to a tax deduction in the amount of ordinary income realized (provided that applicable withholding or reporting requirements are satisfied), and (c) upon disposition of the shares of Class A Common Stock received upon the exercise of the option, the optionee recognizes, as either short-term or long-term capital gain (or loss), depending upon the length of time that the optionee has held the shares, income (or loss) equal to the difference between the amount realized and the fair market value of the shares on the date of exercise.

     Stock Appreciation Rights. No income will be realized by an optionee in connection with the grant of a stock appreciation right under the Incentive Plan. When the right is exercised, the optionee will generally be required to recognize as ordinary income in the year of exercise an amount equal to the sum of the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction equal to the amount included in such optionee's ordinary income by reason of the exercise if the Company satisfies applicable federal withholding or reporting requirements. If the optionee received Class A Common Shares upon the exercise of a stock appreciation right, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above under "Non-Qualified Stock Option."

     Restricted Stock Awards. A recipient of a restricted stock award generally will recognize ordinary income equal to the difference between the fair market value of the restricted stock at the time the stock is transferrable or not subject to a substantial risk of forfeiture and the consideration, if any, paid for the stock. A recipient may elect, however, within 30 days of the date of grant, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock on such date (determined without regard to any restrictions other than restrictions which will never lapse) over the consideration, if any, paid for such restricted stock. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient if the Company satisfies applicable federal withholding or reporting requirements.

     Performance Units. A recipient of performance units will recognize ordinary income when the objectives for a performance unit are satisfied. The time at which a recipient of a performance unit will recognize ordinary income will generally depend upon whether the recipient receives restricted or nonrestricted stock, cash or a combination thereof. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient.

     Capital Gains. Under current law, capital gains are subject to the same tax rates that apply to ordinary income, except the rate on long-term capital gains may not exceed 28%. Capital losses may be utilized to offset capital gains to the extent of capital gains, and $3,000 of capital losses in excess of capital gains ($1,500 in the case of a married individual filing a separate return) is deductible against other income.

     To receive long-term capital gain (loss) treatment with respect to any appreciation (depreciation) in the value of Class A Common Shares acquired pursuant to the Incentive Plan, the participant must hold such shares for more than one year. Shares held for one year or less will receive short-term capital gain or loss treatment.

     Dividends and Dividend Equivalents. Dividends paid on restricted shares generally will be treated as compensation that is taxable as ordinary income to the participant and may be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participants, but will not be deductible by the Company.

VOTE NECESSARY FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Voting Shares present or represented at the annual meeting is required to approve the proposed Incentive Plan. The board of directors recommends that holders of such shares vote FOR the proposed Incentive Plan. It is expected that the Common Voting Shares owned by The Edward W. Scripps Trust will be voted in favor of the Incentive Plan, thus assuring approval thereof. Proxies for Common Voting Shares solicited by the board will be voted FOR the proposed amendment unless shareholders specify a contrary choice in their proxies.

                                   PROPOSAL 3
          TO AMEND THE 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

GENERAL

     There will be submitted at the annual meeting for action by the holders of Common Voting Shares a proposal to approve three amendments to The E. W. Scripps Company's 1994 Non-Employee Directors' Stock Option Plan (the "Stock Option Plan").

     Increase in the Total Number of Shares Subject to Option Awards. Currently, the total number of Class A Common Shares of the Company that may be made subject to options awarded under the plan is 50,000. If Proposal Three is approved, the number of Class A Common Shares subject to options awarded under the plan will be increased to 100,000.

     Increase of Class A Common Shares at Initial Election. The Stock Option Plan currently provides that each qualified director receives a one-time non-qualified stock option for 8,100 Class A Common Shares at the time of initial election. If Proposal Three is approved by the holders of Common Voting Shares, each qualified director will receive a one-time non-qualified stock option for 10,000 Class A Common Shares at the time of initial election.

     Grant of Additional Stock Options To Current Non-Employee Directors. At the implementation of the Stock Option Plan, effective December 9, 1994, each of the three non-employee directors currently in office received an option for 5,000 Class A Common Shares. In connection with the disposition of the cable television business to Comcast Corporation in late 1996, the options for 5,000 Class A Common Shares granted under the Stock Option Plan were adjusted by the compensation committee and accordingly now represent options for 8,100 Class A Common Shares. If Proposal 3 is approved by the holders of Common Voting Shares, each qualified director currently in office will receive an option for an additional 1,900 Class A Common Shares, thus providing each such director with options for 10,000 Class A Common Shares under the plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     With respect to non-qualified stock options generally, no income is realized by the optionee at the time the option is granted, upon exercise of the option, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the Class A Common Shares on the date of exercise over the option price paid for the shares, and the Company is entitled to a tax deduction in the amount of ordinary income realized (provided that applicable reporting requirements are satisfied), and upon disposition of the Class A Common Shares received upon the exercise of the option, the optionee recognizes, as either short-term or long-term capital gain (or loss), depending upon the length of time that the optionee has held the shares, income (or loss) equal to the difference between the amount realized and the fair market value of the shares on the date of exercise.

VOTE NECESSARY FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Voting Shares present or represented at the annual meeting is required to approve the proposed Stock Option Plan. The board of directors recommends that holders of such shares vote FOR the proposed Stock Option Plan. It is expected that the Common Voting Shares owned by The Edward W. Scripps Trust will be voted in favor of the Stock Option Plan, thus assuring approval thereof. Proxies for Common Voting Shares solicited by the board will be voted FOR the proposed amendment unless shareholders specify a contrary choice in their proxies.

                                   PROPOSAL 4
      TO ADOPT THE 1997 DEFERRED COMPENSATION AND STOCK PLAN FOR DIRECTORS

GENERAL

     There will be submitted at the annual meeting for action by the holders of Common Voting Shares a proposal to adopt the 1997 Deferred Compensation and Stock Plan for Directors (the "Directors' Deferral Plan"). The purpose of the Deferral Plan is to more closely align the participants' financial interests with the Company's shareholders. The board of directors of the Company approved the Deferral Plan on March 10, 1997.

     Eligibility. Any director who is not an officer or employee of the Company or a beneficiary or trustee of The Edward W. Scripps Trust will be eligible to participate in the Deferral Plan.

     Election. A participating director can elect to defer a minimum of 50% of his or her annual fees, meeting fees or fees for serving as chairman of a board committee. Participants can defer a payment from the date such payment would have been made until a future date not earlier than three years from the date the payment would have been made or until the date the participant resigns or is not re-elected as a director.

     Funds. A participant may elect to defer his or her fees into the fixed income fund or phantom stock fund. Fees deferred into the fixed income fund will be recorded on the Company's books and credited annually with compounded interest, based on the 12 month average of the 10-year treasury rate plus 1%. Fees deferred into the phantom stock fund will be earned and converted into phantom Class A Common Shares each quarter. The conversion is calculated by dividing an amount equal to the quarterly fees deferred by the participant by the fair market value of the Company's Class A Common Shares on the date the fees are earned (i.e. the last day of such quarter). Dividends on shares shall be converted on December 31 of each year based upon the fair market value on the last trading day for that calendar year.

     Payment. A participant can elect to have deferred fees paid in a lump sum or over a specified number of years. In the event of death, disability or severe hardship, the Company may accelerate pay-outs to participants. At the election of the participant, deferred fees in phantom stock can be paid in shares or in cash equal to the value of the shares or a combination of both.

     Previous Deferral Elections. Fees deferred under the 1995 Directors' Deferred Compensation Plan will be transferred to the Deferral Plan and held in the fixed income fund or phantom stock at the participant's election. The conversion shall be based upon the fair market value for the quarter in which the conversion is made.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     For Federal income tax purposes, amounts deferred under the plan are not includible in the participant's income until distributed to the participant. The amount of cash or the fair market value of stock distributed from the plan to the participant will be taxed as ordinary income to the participant in the year distributed, and the Company will be entitled to a deduction in the same amount in the same year.

VOTE NECESSARY FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Voting Shares present or represented at the annual meeting is required to approve the proposed Deferral Plan. The board of directors recommends that holders of such shares vote FOR the proposed Deferral Plan. It is expected that the Common Voting Shares owned by The Edward W. Scripps Trust will be voted in favor of the Deferral Plan, thus assuring approval thereof. Proxies for Common Voting Shares solicited by the board will be voted FOR the proposed amendment unless shareholders specify a contrary choice in their proxies.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than ten percent of the Company's Class A Common Shares ("10% shareholders"), to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Class A Common Shares and other equity securities of the Company. Executive officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     At its February 25, 1997 meeting, the board approved the appointment of Deloitte & Touche as independent public accountants for the Company for the fiscal year ending December 31, 1997. A representative of Deloitte & Touche is expected to be present at the annual meeting.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at 312 Walnut Street, Cincinnati, Ohio on or before November 28, 1997, for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders.

                                 OTHER MATTERS

     The solicitation of proxies is made by and on behalf of the board of directors. The cost of the solicitation will be borne by the Company. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Class A Common Shares.

     The presence of any shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time, insofar as it has not been exercised, by giving written notice to the Company or in open meeting.

     The persons named in the enclosed proxy, or their substitutes, will vote the shares represented by such proxy at the meeting. The forms of proxy for the two respective classes of stock permit specification of a vote for persons nominated for election as directors by each such class of stock, as set forth under "Election of Directors" above, and the withholding of authority to vote in the election of such directors or the withholding of authority to vote for one or more specified nominees. The form of proxy for the Common Voting Shares permits specification of a vote for or against, or abstention with respect to, each of the proposals to adopt the Long-Term Incentive Plan, amend the Non-Employee Directors' Stock Option Plan, and adopt the Directors' Deferred Compensation and Stock Plan. Where a choice has been specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect directors as set forth under "Election of Directors" and FOR the proposals to adopt the Incentive Plan, amend the Stock Option Plan, and adopt the Directors' Deferred Compensation and Stock Plan.

     Under Ohio law and the Company's Articles of Incorporation, broker non-votes for Class A Common Shares and abstaining votes for both Class A Common Shares and Common Voting Shares will not be counted in favor of, or against, election of any nominee and any holder of Common Voting Shares who abstains from voting on the proposals to adopt the Long-Term Incentive Plan, amend the Stock Option Plan, and adopt the Directors' Deferred Compensation and Stock Plan will in effect be voting against such proposals.

     If any other matters shall properly come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The board does not know of any other matters which will be presented for action at the meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996, IS ENCLOSED.

                                            By order of the Board of Directors,

                                            M. DENISE KUPRIONIS
                                            Corporate Secretary

March 28, 1997

                                                             PROPOSAL 2/SEC COPY
                                                               print date 3/7/97
                                                            BOD approval 3/10/97
                                                    shareholder approval 5/12/97

                            THE E. W. SCRIPPS COMPANY
                          1997 LONG-TERM INCENTIVE PLAN

1.       Purpose.
         -------

         The plan shall be known as The E. W. Scripps Company 1997 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of The E. W. Scripps Company (the "Company") and its subsidiaries by (i) providing certain officers and other key employees of the Company and its subsidiaries with incentives to improve stockholder values and contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, stock appreciation rights in tandem with or independent of options ("SARs"), restricted or nonrestricted share awards, performance units, or any combination of the foregoing may be made under the Plan.

2.       Definitions.
         ------------

         (a)      "CAUSE" means the occurrence of one of the following:

                  (i) Conviction for a felony or for any crime or offense lesser than a felony involving the property of the Company or a subsidiary.

             (ii) Conduct that has caused demonstrable and serious
                           injury to the Company or a subsidiary, monetary or otherwise, as evidenced by a final determination of a court or governmental agency of competent jurisdiction in effect after exhaustion or lapse of all rights of appeal.

            (iii) Gross dereliction of duty or other grave misconduct, as determined by the Company.

         (b) "CHANGE IN CONTROL" shall mean an event that would be required to be reported in response to Item 1 of Form 8-K or any successor form thereto promulgated under the Securities Exchange Act of 1934 ("Exchange Act").

         (c) "COMPETITION" is deemed to occur if a participant who has terminated employment subsequently obtains a position as a full-time or part-time employee, as a member of the board of directors, or as a consultant or advisor with or to, or acquires an ownership interest in excess of five percent (5%) of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any subsidiary with which the participant was involved in a management role at any time during the last five years of his employment with the Company or any subsidiary.

         (d) "DISABILITY" means a permanent and total disability as defined in Section 72(m)(7) of the Code.

         (e) "FAIR MARKET VALUE" of Class A Common Shares of the Company shall mean, with respect to the date in question, the average of the high and low sale prices of such shares on the New York Stock Exchange, or if the Company's Class A Common Shares are not traded on such exchange, or otherwise traded publicly, the value determined, in good faith, by the Committee.

         (f) "INCENTIVE STOCK OPTION" means an option conforming to the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (g) "NONQUALIFIED STOCK OPTION" means any stock option other than an Incentive Stock Option.

         (h) "RETIREMENT" means retirement as defined under the Company's Media Pension Plan or termination of one's employment with the approval of the Committee.

         (i) "SUBSIDIARY" and "SUBSIDIARIES" mean a corporation or corporations of which outstanding shares representing 50% or more of the combined voting power of such corporation or corporations are owned directly or indirectly by the Company.

3.       Administration.
         ---------------

         The Plan shall be administered by a committee (the "Committee") consisting of at least three persons. Members of the Committee shall be such directors of the Company as are permitted by applicable laws and regulations. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, its stockholders, and the participants in the Plan. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. At its discretion, the Committee is authorized to appoint a subcommittee, the members of which it will designate and which shall be composed solely of such directors as are permitted by applicable laws and regulations. Such committee shall possess and may exercise all the powers of the Committee and shall keep full records and accounts of its proceedings and transactions. All such transactions shall be reported to the Committee and to the Board of Directors.

4.       Shares Available for the Plan.
         ------------------------------

         Subject to adjustments as provided in Section 15, an aggregate of 3,158,700 of Class A Common Shares of the Company (hereinafter the "shares") may be issued pursuant to the Plan. Such shares may represent unissued or treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, such unpurchased or forfeited shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, SARs in tandem therewith are exercised.

5.       Participation.
         --------------

         Participation in the Plan shall be limited to those officers and other key employees of the Company and its subsidiaries selected by the Committee. Nothing in the Plan or in any grant thereunder shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate an employee at any time.

                  Directors who are officers of the Company shall be eligible to participate in the Plan. No director who is not an officer of the Company, no member of the Committee and no beneficiary of The Edward W. Scripps Trust shall be eligible to participate in the Plan.

                  Incentive or nonqualified stock options, SARs, restricted or nonrestricted stock awards, performance units, or any combination thereof, may be granted to such persons and for such number of shares as the Committee shall determine (such individuals to whom grants are made being herein called "optionees" or "grantees" as the case may be). A grant of any type made hereunder in any one year to an eligible employee shall neither guarantee nor preclude a further grant of that or any other type to such employee in that year or subsequent years.

                  The maximum number of shares with respect to which incentive or nonqualified options, SARs, restricted or nonrestricted stock or performance units, or any combination of the foregoing may be granted to any single individual in any one calendar year shall not exceed 500,000 shares.

6.       Incentive and Nonqualified Options.
         ----------------------------------

         The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

         (a) PRICE. The price per share deliverable upon the exercise of each option ("exercise price") shall not be less than 100% of the Fair Market Value of the shares on the date the option is granted, as the Committee determines. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, such price per share, if required by the Code at the time of grant, shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted.

         (b) CASH EXERCISE. Options may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment shall be made in cash or, in the discretion of the Committee, in shares previously acquired by the participant or a combination of cash and Class A Common Shares. The Fair Market Value of Class A Common Shares tendered on exercise of options shall be determined on the date of exercise.

          (c) CASHLESS EXERCISE. Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the option, provided that within five business days of the delivery of such notice the funds to pay for exercise of the option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying the option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within five business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of shares underlying the option that have been sold by such broker for the optionee.

           (d) TERMS OF OPTIONS. The term during which each option may be exercised shall be determined by the Committee, but in no event shall an option be exercisable in whole or in part in less than one year or, in the case of a Nonqualified Stock Option, more than ten years and one day from the date it is granted or, in the case of an Incentive Stock Option, ten years from the date it is granted; and, in the case of the grant of an Incentive Stock Option to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, in no event shall such option be exercisable, if required by the Code at the time of grant, more than five years from the date of the grant. All rights to purchase shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as is designated by the Committee. The Committee may accelerate the time at which any option may be exercised in whole or in part. Unless otherwise provided herein, an optionee may exercise an option only if he or she is, and has continuously been since the date the option was granted, an employee of the Company or a subsidiary. Prior to the exercise of the option and delivery of the stock represented thereby, the optionee shall have no rights to any dividends or be entitled to any voting rights on any stock represented by outstanding options.

         (e) LIMITATIONS ON GRANTS. If required by the Code at the time of grant of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the grant date) of shares for which such option is exercisable for the first time during any calendar year may not exceed $100,000.

         (f) TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL. If a participant ceases to be an employee of the Company or any subsidiary due to death or Disability, each of the participant's options and SARs that was granted at least one year prior to death or Disability shall become fully vested and exercisable and shall remain so for a period of one year from the date of termination of employment, but in no event after its expiration date; and all options and SARs granted to such participant less than one year prior to death or Disability shall be forfeited.

                           If a participant ceases to be an employee of the
                  Company or any subsidiary upon the occurrence of his or her Retirement, each of his or her options and SARs granted at least one year prior to Retirement shall become fully vested and exercisable and shall remain so for a period of five years from the date of Retirement, but in no event after its expiration date, provided that the participant does not engage in Competition during that five-year period unless he receives written consent to do so from the Board. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code. All options and SARs granted to such participant less than one year prior to Retirement shall be forfeited.

                           If a participant ceases to be an employee of the
                  Company or any subsidiary due to Cause, all of his or her options and SARs shall be forfeited.

                           If a participant ceases to be an employee of the
                  Company or any subsidiary for any reason other than death, Disability, Retirement or Cause, each of his or her options and SARs that was exercisable on the date of termination shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of termination of employment, but in no event after its expiration date; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board. All of the participant's options and SARs that were not exercisable on the date of such termination shall be forfeited.

                           Notwithstanding anything to the contrary herein, if a
                  participant ceases to be an employee of the Company or any subsidiary, for any reason other than Cause, the Committee at its sole discretion may accelerate the vesting of any option or SAR so that it will become fully vested and exercisable as of the date of such participant's termination of employment. If there is a Change in Control of the Company, there will be an automatic acceleration of the vesting of any outstanding option or SAR so that it will become fully vested and exercisable as of the date of the Change in Control.

7.       Stock Appreciation Rights.
         -------------------------

         (a) TANDEM SARS. The Committee shall have the authority to grant SARs in tandem with an option ("tandem SAR") under this Plan to any optionee, either at the time of grant of an option or thereafter by amendment to an option. The exercise of an option shall result in an immediate forfeiture of its corresponding tandem SAR, and the exercise of a tandem SAR shall cause an immediate forfeiture of its corresponding option. Tandem SARs shall be subject to such other terms and conditions as the Committee may specify. A tandem SAR shall expire at the same time as the related option expires and shall be transferable only when, and under the same conditions as, the related option is transferable.

                           Tandem SARs shall be exercisable only when, to the
                  extent and on the conditions that the related option is exercisable. No tandem SAR may be exercised unless the Fair Market Value of a Class A Common Share of the Company on the date of exercise exceeds the exercise price of the option to which the SAR corresponds.

                           Upon the exercise of a tandem SAR, the optionee shall
                  be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a Class A Common Share of the Company on the date of exercise and the exercise price of the option to which the SAR corresponds. The Committee shall decide whether such distribution shall be in cash, in shares, or in a combination thereof.

                           All tandem SARs will be exercised automatically on
                  the last day prior to the expiration date of the related option, so long as the Fair Market Value of a share of the Class A Common Shares on that date exceeds the exercise price of the related option.

         (b) INDEPENDENT SARs. SARs may be granted by the Committee independently of options ("Independent SARs"). An Independent SAR will entitle a participant to receive, with respect to each Class A Common Share as to which the SAR is exercised, the excess of the Fair Market Value of one share of such stock on the date of exercise over its Fair Market Value on the date the Independent SAR was granted.

                           An Independent SAR will become exercisable at such
                  time or times, and on such conditions, as the Committee may specify, except that no SAR shall become exercisable during the first six months following the date on which it was granted.

                           Any exercise of an Independent SAR must be in
                  writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

                           Each Independent SAR will be exercised automatically
                  on the last day prior to the expiration date established by the Committee at the time of the award of such SAR.

                           Payment of the amount to which a participant is
                  entitled upon the exercise of an Independent SAR shall be made in cash or Class A Common Shares, or in a combination thereof, as the Committee shall determine. To the extent that payment is made in such shares, the shares shall be valued at their Fair Market Value on the date of exercise of such SAR.

8.       Performance Units.
         -----------------

         Performance units may be granted on a contingent basis to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the number of performance units so granted to a participant and the appropriate period over which performance is to be measured ("performance cycle"). Each performance unit shall have a dollar value determined by the Committee at the time of grant. The value of each unit may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. The Committee shall establish performance goals that, depending on the extent to which they are met, will determine the ultimate value of the performance unit or the number of performance units earned by participants, or both.

                  The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

                  The Committee shall determine the number of performance units that have been earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. Earned performance units may be paid out in restricted or nonrestricted shares, cash, or a combination of both, as the Committee may determine.

                  A participant must be an employee of the Company at the end of the performance cycle in order to be entitled to payment of a performance unit granted in respect of such cycle; provided, however, that, except as otherwise provided by the Committee, if a participant ceases to be an employee of the Company upon the occurrence of his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate number of performance units based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

                  In the event of a Change in Control a participant shall earn no less than the number of performance units that the participant would have earned if the performance cycle(s) had terminated as of the date of the Change in Control.

9.       Restricted and Nonrestricted Share Awards.
         -----------------------------------------

         The Committee may at any time and from time to time award shares under the Plan to such participants and in such amounts as it determines. Each award of shares shall specify the applicable restrictions, if any, on such shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares that are part of the award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares awarded to any participant under the Plan.

                  The participant will be required to deposit shares with the Company during the period of any restriction thereon and to execute a blank stock power therefor.

                  Except as otherwise provided by the Committee, on termination of a grantee's employment due to death, Disability, retirement with the consent of the Company, or a Change in Control during any period of restriction, all restrictions on shares awarded to such grantee shall lapse. On termination of a grantee's employment for any other reason, all restricted shares subject to awards made to such grantee shall be forfeited to the Company.

10.      Withholding of Taxes.
         --------------------

         The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for shares issued hereunder, that the grantee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of shares. The Committee, in its sole discretion, may permit participants to pay such taxes through the withholding of shares otherwise deliverable to such participant in connection with such grant or the delivery to the Company of shares otherwise acquired by the participant. The Fair Market Value of Class A Common Shares withheld by the Company or tendered to the Company for the satisfaction of tax withholding obligations under this section shall be determined on the date such shares are withheld or tendered. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of shares under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes, provided that the Company shall not sell any such shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act.

11.      Written Agreement.
         -----------------

         Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

12.      Listing and Registration.
         ------------------------

         If the Committee determines that the listing, registration, or qualification upon any securities exchange or under any law of shares subject to any option, SAR, performance unit, or share award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance unit paid out, or no shares issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

13.      Transfer of Employee.
         --------------------

         Transfer of an employee from the Company to a subsidiary, from a subsidiary to the Company, and from one subsidiary to another shall not be considered a termination of employment. Nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or by contract.

14.      Adjustments.
         -----------

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares reserved for issuance under the Plan, in the number and kind of shares covered by grants made under the Plan, and in the exercise price of outstanding options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all options, SARs, performance units, and stock awards that were granted hereunder and that are outstanding on the date of such event shall be assumed by the surviving or continuing corporation.

15.      Termination and Modification of the Plan.
         ----------------------------------------

         The Board of Directors, without further approval of the shareholders, may modify or terminate the Plan and from time to time may suspend, and if suspended, may reinstate any or all of the provisions of the Plan, except that no modification, suspension or termination of the Plan may, without the consent of the grantee affected, alter or impair any grant previously made under the Plan.

                  With the consent of the grantee affected thereby, the Committee may amend or modify the grant of any outstanding option, SAR, performance unit, or share award in any manner to the extent that the Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which (i) an option becomes exercisable, (ii) a performance unit is to be determined or paid, or (iii) restrictions on shares are to be removed. The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.

16.      Commencement Date; Termination Date.
         -----------------------------------

         The date of commencement of the Plan shall be May 13, 1997. Unless previously terminated, the Plan shall terminate at the close of business on May 12, 2007.

17.      Cash Awards.
         -----------

         The Committee may authorize cash awards to any participant receiving shares under the Plan in order to assist such participant in meeting his or her tax obligations with respect to such shares.

18.      Provisions Applicable Solely to Insiders.
         ----------------------------------------

         The following provisions shall apply only to persons who are subject to
         Section 16 of the Securities Exchange Act of 1934 with respect to securities of the Company ("Insiders"):

         (a) The right of an Insider to elect to redeem any performance unit which by its terms gives such Insider the right to elect to redeem such performance unit for either cash or shares shall at all times be subject to the right of the Committee to approve or disapprove such election.

         (b)      No Insider shall be permitted to sell any shares awarded under
                  Section 9 hereof until at least six months and one day after the date on which such shares were awarded, except to the extent permitted by applicable law.

19.      Transferability.
         ----------------

         No option, SAR, or performance unit, nor any right thereunder, may be assigned or transferred by an employee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974, as amended); provided, however, that if so provided in the instrument evidencing a nonqualified option, the Committee may permit any employee to transfer such option during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more members of his family, or to a partnership or partnerships of members of his family, provided that no consideration is paid for the transfer and that such transfer would not result in the loss of any exemption under Rule 16b-3 for any option that the Committee does not permit to be so transferred. The Committee may permit in its discretion transfers of nonqualified options to other persons or entities, as permitted by applicable law. The transferee of such option shall be subject to all restrictions, terms and conditions applicable to such option prior to its transfer, except that the option shall not be further transferable inter vivos by the transferee. The Committee may impose on any such transferable option and on the shares to be issued upon the exercise of such option such limitations and conditions as the Committee deems appropriate.

                                                             PROPOSAL 3/SEC COPY
                                                            BOD approval 3/10/97
                                                    Shareholder Approval 5/12/97


                            THE E. W. SCRIPPS COMPANY
                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                         (AS AMENDED EFFECTIVE 5/12/97)

--------------------------------------------------------------------------------

1.     PURPOSE.

       The Plan shall be known as The E. W. Scripps Company 1994 Non-Employee Directors' Stock Option Plan. The purpose of The E. W. Scripps Company 1994 Non-Employee Directors' Stock Option Plan (hereinafter referred to as the "Plan") is to strengthen the alignment of interests between non-employee directors (hereinafter referred to as "Participants") and the shareholders of The E. W. Scripps Company (hereinafter referred to as the "Company") through the increased ownership of the Company's Class A Common Shares.

       The Plan shall be subject to approval by the holders of the Company's Common Voting Shares at the Company's 1995 annual meeting of shareholders and the amendment to this Plan is subject to shareholder approval at the Company's 1997 annual meeting of shareholders.

2.     LIMITATION ON NUMBER OF SHARES FOR THE PLAN.
       The total number of Class A Common Shares of the Company that may be made subject to options awarded under the Plan shall be 100,000.

3.     LIMITATION ON AMENDMENTS TO THE PLAN.
       The Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, as amended, or the rules under either of the foregoing acts.

4.     PARTICIPATION.
       For purposes of this Plan, a director shall be defined as any director who is not an officer or employee of the Company, or a beneficiary of The Edward W. Scripps Trust, or a trustee of The Edward W. Scripps Trust.

5.     NONQUALIFIED OPTIONS.
       Directors elected by the holders of the Company's Class A Common Shares shall receive an option for 10,000 Class A Common Shares at the time of their initial election. At the implementation of the amendment to this Plan, effective May 12, 1997, each director, as defined by section 4 of this Plan, in office on May 9, 1997 shall receive an option for 1,900 Class A Common Shares.

       All options granted under the Plan shall be subject to the following terms and conditions.

       A.     PRICE.
              The price per share deliverable upon the exercise of each option ("exercise price") shall be equal to 100% of the Fair Market Value of the shares on the date the option is granted.

              The Fair Market Value of a Class A Common Share of the Company shall mean, with respect to the date in question, the average of the highest and lowest officially-quoted selling prices on the New York Stock Exchange.

       B.     CASH EXERCISE.
              Options may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment shall be made in cash or by means of Class A Common Shares previously acquired by the Participant or a combination of cash and Class A Common Shares. The Fair Market Value of Class A Common Shares tendered on exercise of options shall be determined on the date of exercise.

       C.     CASHLESS EXERCISE.
              Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the option, provided that within five business days of the delivery of such notice the funds to pay for exercise of the option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying the option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within five business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of shares underlying the option that have been sold by such broker for the optionee.

       D.     TERMS OF OPTIONS.
              The initial stock option award effective on December 9, 1994 shall be exercisable on December 9, 1995. All other stock option awards shall be exercisable on the first anniversary of the director's award.

              The term of each option shall be ten years from the date it is granted. Shares may be purchased in whole or in part at any time after the option becomes exercisable, subject to a minimum exercise of 100 shares.

6.     WITHHOLDING OF TAXES.
       The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for shares issued hereunder, that the grantee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of shares. The Committee, in its sole discretion, may permit participants to pay such taxes through the withholding of shares otherwise deliverable to such participant in connection with such grant or the delivery to the Company of shares otherwise acquired by the Participant. The Fair Market Value of Class A Common Shares withheld by the Company or tendered to the Company for the satisfaction of tax withholding obligations under this section shall be determined on the date such shares are withheld or tendered. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of shares under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes, provided that the Company shall not sell any such shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

7.     WRITTEN AGREEMENT.
       Each director to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Company.

8.     TRANSFERABILITY.
       No option granted under the Plan shall be transferable by a director otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised only by the optionee or grantee thereof or his guardian or legal representative.

9.     ADJUSTMENTS.
       In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Company shall make such adjustments as it deems appropriate in the number and kind of shares reserved for issuance under the Plan, in the number and kind of shares covered by options granted under the Plan, and in the exercise price of outstanding options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all stock option awards that were granted hereunder and that are outstanding on the date of such event shall be assumed by the surviving or continuing corporation.

10.    LISTING AND REGISTRATION.
       If the Company determines that the listing, registration, or qualification upon any securities exchange or under any law of shares subject to any option granted under the Plan is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part, or no shares issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

11.    DURATION OF PLAN.
       This Plan shall become effective as of December 9, 1994 subject to approval before December 1, 1995 by the affirmative vote of the holders of a majority of the Common Voting Shares of the Company present, or represented, and entitled to vote at a meeting duly held. All options awarded prior to approval of the Plan by such shareholders may not be exercised until such approval is obtained and shall be canceled and forfeited in the event such approval is not obtained. This Plan will terminate on December 8, 2004 but no such termination shall affect the prior rights under this Plan of the Company or of any Participant who has received an option hereunder.

12.    ADDITIONAL PROVISIONS.
       A Participant may elect to (i) have shares withheld from a grant or an award made under the Plan or tender shares to the Company in order to satisfy the tax withholding consequences of a grant or an award made under the Plan, only during the period beginning on the third business day following the date on which the Company releases the financial information specified in 17 C.F.R. Section 240.16b-3 (e) (1) (ii) and ending on the twelfth business day following such date.

       Notwithstanding the foregoing, a Participant may elect to have shares withheld on exercise of an option granted under the Plan in order to satisfy tax withholding consequences thereof by providing the Company with a written election to so withhold at least six months in advance of the withholding of shares otherwise issuable upon exercise of such option

                                                             PROPOSAL 4/SEC COPY
                                                            BOD approval 3/10/97
                                                    Shareholder Approval 5/12/97

                            THE E. W. SCRIPPS COMPANY
             1997 DEFERRED COMPENSATION AND STOCK PLAN FOR DIRECTORS

------------------------------------------------------------------------------

1.     INTRODUCTION
       ------------

       Effective January 1, 1997, The E. W. Scripps Company (the "Company") hereby adopts a non-qualified deferred compensation and stock plan (the "Plan") for its directors ("Participants"). For purposes of this Plan, a director shall be defined as any director who is not an officer or employee of the Company, a beneficiary of The Edward W. Scripps Trust, or a trustee of The Edward W. Scripps Trust.

       The purpose of the Plan is to provide an opportunity for Participants to enhance their personal financial planning by having access to a vehicle for deferring income to a time considered to be of personal advantage. Additionally, the Plan is designed to more closely align the Participants' financial interests with those of the Company's shareholders.

2.     PLAN ADMINISTRATION
       -------------------

       The Plan shall be governed by the Board of Directors of the Company and administered by the Corporate Secretary.

       A Participant's interest in the Plan may not be sold, assigned, pledged, transferred or otherwise encumbered.

3.     COMPENSATION ELIGIBLE FOR DEFERRAL
       ----------------------------------

       Participating directors can elect to defer annual fees, meeting fees, and/or fees for serving as chairman of a committee which become payable under the director fee schedule approved from time to time by The E.
       W. Scripps Company.

4.     TIMING OF ELECTION
       ------------------

       The election to defer potential director fee payments under the Plan must be made within 30 days after the first of each calendar year. (However, for the year 1997, since the Plan was approved by the Board of Directors on March 10, 1997, the deadline to defer fees is extended to March 31, 1997 for those directors who have been continuously deferring fees.)

       Once an election is made, it cannot be revoked.

5.     DEFERRAL PERIOD
       ---------------

       Participants can elect to defer payment from the date such payment otherwise would be made until an actual date specified by the Participant, but no earlier than three years from the date it would otherwise have been paid, or until the date that he/she resigns as a director or is not re-elected a director.

6.     DEFERRAL ELECTION
       -----------------

       Directors may defer a minimum of 50% of annual fees, meeting fees, and/or fees for serving as chairman of a committee which become payable under the director fee schedule approved by the Board of Directors of the Company.

       A Participant must elect to defer either into the Fixed Income Fund or into Phantom Stock, or some combination of these two funds.

       Once an election to defer is made, it is irrevocable.

       Deferred amounts will be earned on a quarterly basis.

       (A)        FIXED INCOME FUND
                  Deferred amounts will be recorded on the Company's books and credited with an interest factor during the deferral period. Interest on unpaid deferred amounts will be compounded and credited annually. Interest is calculated based on the twelve month average of the 10-year treasury rate (at November of each year), plus 1%.

       (B)        PHANTOM STOCK FUND
                  Quarterly, the earned amount will be converted to phantom shares of the Company's Class A Common Stock. The conversion calculation is:

                 Quarterly deferred retainer,      the Fair Market Value1 of the Company's         # of
                 committee chair retainer,  <K247> Class A Common Shares on the date    <K061>     phantom
                 and meeting fee amounts           earned2                                         shares

                                                credited

                                                   1 The Fair Market Value shall
                                                   be the average of the high
                                                   and low sale prices of the
                                                   Company's stock on the New
                                                   York Stock Exchange.

                                                   2 The date earned is the last
                                                   day of each quarter that the
                                                   director served in his or her
                                                   position.

                  Dividends on shares accumulated during the year and for prior years shall be converted on December 31 of each year and added to the balance of the deferred amount. Dividends shall be converted to phantom shares using the above calculation, except that it will be computed on an annual basis. The Fair Market Value shall be calculated on the last trading day for that calendar year.

                  An example of how the Plan will work is attached as Exhibit A.

7.     PAYMENT OF THE BALANCE IN THE DEFERRED ACCOUNT
       ----------------------------------------------

       Participants may not make intra-Plan transfers, i.e., once an election is made to defer into a specific fund, the Participant cannot elect to move an account balance into another fund.

       (A)        FIXED INCOME FUND
                  At the time the Participant executes the Election Form, the Participant may elect that deferred amounts, including interest, be paid in a lump sum, or over a specified number of years (not to exceed 15 years). If the Participant fails to make an election as to the period of time over which payments are to be made, payments shall be made over a 10 year period, commencing on the date elected by the Participant on the Election Form.

                  Balances in the fixed income fund will continue to earn interest credit as described above.

                  Notwithstanding the foregoing provision, the Company shall have the discretion to accelerate pay-out in the event of a Participant's disability, death or severe hardship.

       (B)        PHANTOM STOCK FUND
                  At the election of the Participant, made at the time the Participant executes the Election Form, the Participant may elect that (i) the balance in his or her phantom stock account shall be paid in shares, in cash equal to the value of the shares, or a combination of shares and cash and (ii) such payment shall be in a lump sum at the end of the deferral period or over a specified number of years (not to exceed 15 years) beginning at the end of the deferral period.

                  Participant may change the form of payment of the balance in his or her Phantom Stock Account subject to applicable law.

                  If payment is to be in cash and over time as aforesaid, the unpaid balance will be held in the phantom stock fund and will continue to earn dividend credit as described above. If the Participant fails to make an election as to the period of time over which cash payments are to be made, such payment shall be made over a ten-year period, beginning at the end of the deferral period.

8.     PREVIOUS DEFERRAL ELECTIONS
       Adoption of the Plan automatically transfers all deferred balances, for active directors, under the 1995 Deferred Compensation Plan for Directors, to the Plan. A written election must be made as to whether the transferred funds are to be held in the fixed income fund or the phantom stock fund. Transferred funds from the 95 plan to the phantom stock fund within the Plan will be converted using the actual Fair Market Value for the quarter in which the conversion occurs.

9.     FUNDING OF THE PLAN
       The deferred dollar amount will be recorded on the Company's books. During the deferral period, and the payout period, the director will be a general, unsecured creditor of the Company.

10.    CHANGE OF CONTROL
       At the time the Participant executes the Election Form, the Participant may elect to accelerate the payment of all deferred amounts and receive payment in a lump sum (in cash or shares or a combination of both, as the case may be) as soon as practicable after (and in the event that) a Change in Control occurs. For purposes hereof, "Change in Control" shall mean an event that would be required to be reported in response to Item 1 of Form 8-K or any successor form thereto promulgated under the Securities Exchange Act of 1934.

THE E.W. SCRIPPS COMPANY                                              PROXY FOR
                                                          CLASS A COMMON SHARES

         The undersigned hereby appoints WILLIAM R. BURLEIGH, DANIEL J. CASTELLINI and M. DENISE KUPRIONIS and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of The E.W. Scripps Company, to be held at The Queen City Club, Cincinnati, Ohio, on Monday, May 12, 1997 at 10:00 a.m., local time, and any adjournment or adjournments thereof, and to vote thereat the number of shares which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

1. / / FOR, or / / WITHHOLD AUTHORITY to vote for, the following nominees for election as directors:
    Daniel J. Meyer, Nicholas B. Paumgarten and Ronald W. Tysoe.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

______________________________________________________________________________

2. On such other business as may properly come before the meeting.
The Proxies will vote as specified above, or if a choice is not specified, they will vote FOR the nominees listed in item 1.

                 (Continued, and to be signed, on other side)

THE E.W. SCRIPPS COMPANY
C/O CORPORATE TRUST SERVICES
MAIL DROP 1090FS
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263


                              FOLD AND DETACH HERE
-------------------------------------------------------------------------------
Receipt of the Notice of Meeting of Shareholders and the related Proxy Statement dated March 28, 1997 is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                        Dated ___________________________, 1997
                                               (Please date your Proxy.)


                                        _______________________________________
                                                 Signature of Shareholder

                                        Please sign exactly as your name
                                        appears hereon, indicating, where
                                        proper, official position or
                                        representative capacity.

                                        When signing as Attorney, Executor,
                                        Administrator, Trustee, etc., give full
                                        title as such.

THE E.W. SCRIPPS COMPANY                                              PROXY FOR
                                                           COMMON VOTING SHARES

         The undersigned hereby appoints WILLIAM R. BURLEIGH, DANIEL J. CASTELLINI and M. DENISE KUPRIONIS and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of The E.W. Scripps Company, to be held at The Queen City Club, Cincinnati, Ohio, on Monday, May 12, 1997 at 10:00 a.m., local time, and any adjournment or adjournments thereof, and to vote thereat the number of shares which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

1. / / FOR, or / / WITHHOLD AUTHORITY to vote for, the following nominees for election as directors:
    John H. Burlingame, William R. Burleigh, Lawrence A. Leser, Charles E. Scripps, Paul K. Scripps, Robert P. Scripps and Julie A. Wrigley.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

______________________________________________________________________________

2. / / FOR, or / / AGAINST, or / / ABSTAIN WITH RESPECT TO, adopting the Company's 1997 Long-Term Incentive Plan.

3. / / FOR, or / / AGAINST, or / / ABSTAIN WITH RESPECT TO, amending the Company's 1994 Non-Employee Directors' Stock Option Plan.

4. / / FOR, or / / AGAINST, or / / ABSTAIN WITH RESPECT TO, adopting the Company's 1997 Deferred Compensation and Stock Plan for Directors.

5. On such other business as may properly come before the meeting.
The Proxies will vote as specified above, or if a choice is not specified, they will vote FOR the nominees listed in item 1 and FOR items 2, 3 and 4.

                 (Continued, and to be signed, on other side)


THE E.W. SCRIPPS COMPANY
C/O CORPORATE TRUST SERVICES
MAIL DROP 1090F5
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263


                              FOLD AND DETACH HERE
-------------------------------------------------------------------------------
Receipt of the Notice of Meeting of Shareholders and the related Proxy Statement dated March 28, 1997 is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                        Dated ___________________________, 1997
                                                (Please date your Proxy)


                                        _______________________________________
                                                 Signature of Shareholder

                                        Please sign exactly as your name
                                        appears hereon, indicating, where
                                        proper, official position or
                                        representative capacity.

                                        When signing as Attorney, Executor,
                                        Administrator, Trustee, etc., give full
                                        title as such.